Related Party Transactions	12 Months Ended
Dec. 31, 2022
Related Party Transactions [Abstract]
Related Party Transactions	Related Party Transactions
From time to time, we have transactions with other companies in which we hold an interest, all of which are individually and in the aggregate immaterial, as summarized in the table below.
Net sales to related parties for the years ended December 31, 2022, 2021 and 2020 are as follows:

(in thousands)	2022	2021	2020
Net sales	$8,474	$9,089	$6,025
As of December 31, 2022 and 2021 balances with related parties are as follows:

(in thousands)	2022	2021
Accounts receivable	$5,136	$3,868
Prepaid expenses and other current assets	$11,929	$16,956
Accounts payable	$2,708	$4,149
Accrued and other current liabilities	$3,518	$1,558
Prepaid expenses and other current assets include loans receivable and supplier advances from companies with which we have an investment or partnership interest. As of December 31, 2022, prepaid expenses and other current assets includes a $10.6 million convertible note from Ellume Limited, Australia, which bears interest at 10% and was due on December 31, 2022. We retain this loan receivable, while fully reserved, as we await the outcome of the creditor arrangement. Additional financial impacts of these proceedings with this related party for the fiscal year ended December 31, 2022 include a $4.6 million write off on advances to suppliers and a $12.8 million impairment loss on intangible assets, both recognized in restructuring, acquisition, integration and other, net in the accompanying consolidated statement of income. Refer to Note 11 "Goodwill and Intangible Assets".
As of December 31, 2021, the convertible note balance from this privately held company was carried at $10.0 million in prepaid expenses and other current assets. In addition, $4.3 million of customer advances held at December 31, 2021 were subsequently written off as part of the $4.6 million write off in 2022.